PIONEER
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INTERNATIONAL VALUE FUND

Prospectus


July 26, 2004


Class Y Shares

Contents

--------------------------------------------------
Basic information about the fund ..............  1
Management ....................................  8
Buying, exchanging and selling shares .........  9
Dividends, capital gains and taxes ............ 24
Financial highlights .......................... 25

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments(R)

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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

Basic information about the fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Favorable expected returns relative to perceived risk
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o Turnaround potential for companies that have been through difficult periods
o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Basic information about the fund

o Management with demonstrated ability and commitment to the company
o Low debt levels relative to equity

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International investing
The fund invests primarily in the securities of issuers that are organized and have their principal offices outside the United States.
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Principal risks of investing in the fund
Even though the fund seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
o The non-U.S. stock markets go down or perform poorly relative to U.S. stock markets (this risk may be greater in the short term)
o Securities of non-U.S. issuers or value stocks fall out of favor with investors
o The market continues to undervalue the securities in the fund's portfolio or the securities in the fund's portfolio turn out not to be undervalued

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger, more developed markets. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political or social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return


To the extent that the fund invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the fund may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


Class Y shares were first offered in August, 2004 and do not have a performance record. The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class Y shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases of Class Y shares.

Annual return Class A shares
(Year ended December 31)

[The following table was depicted as a bar chart in the printed material.]

'94             -5.39%
'95              7.54%
'96             11.31%
'97              5.75%
'98             -6.24%
'99             41.80%
'00            -26.04%
'01            -24.60%
'02            -15.16%
'03             28.42%

The highest calendar quarterly return was 28.17% (9/30/99 to 12/31/99)

The lowest calendar quarterly return was -22.35% (6/30/98 to 9/30/98)


At June 30, 2004, the year-to-date return was 3.53%.

Basic information about the fund

Comparison with the Morgan Stanley Capital International (MSCI)
All Country (AC) World Free ex USA Index
The table shows the average annual total returns for Class A shares of the fund over time and compares these returns to the returns of the MSCI AC World Free ex USA Index. This index is a widely recognized capitalization-weighted index of stocks traded in securities markets outside of the U.S. Unlike the fund, the index is not managed and does not incur expenses. The table:
o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2003)

                                                                        Since   Inception
                                       1 Year   5 Years   10 Years  Inception        Date
-----------------------------------------------------------------------------------------
Class A
Return before taxes                     21.03     -4.08      -0.92       3.50     3/25/93
-----------------------------------------------------------------------------------------
Return after taxes
on distributions                        21.03     -4.13      -2.22       1.99
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Return after taxes on
distributions and sale of shares        13.67     -3.45      -1.46       2.19
-----------------------------------------------------------------------------------------
MSCI AC World Free ex USA Index
(reflects no deduction for taxes)       41.41      1.55       4.66       6.19
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class Y shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                                   Class Y
----------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                         None
----------------------------------------------------------------------------
Maximum deferred sales charge (load)                                    None
----------------------------------------------------------------------------
Redemption fee as a percentage of amount redeemed, if applicable       2%(1)
----------------------------------------------------------------------------

Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                          Class Y
----------------------------------------------------------------------------
Management Fee                                                         1.00%
----------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                   0.00%
----------------------------------------------------------------------------



Other Expenses(2)                                                      0.29%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   1.29%
----------------------------------------------------------------------------


(1) You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund. See "Buying, exchanging and selling shares-Redemption fee."

(2) Other expenses are based on estimated amounts for the current fiscal year.

Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
            -----------------------------------------
                  1         3           5          10
-----------------------------------------------------
Class Y        $131      $409      $708      $1,556
-----------------------------------------------------

Basic information about the fund

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in non-U.S. equity securities to seek long-term capital growth.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities
The fund may invest up to 20% of its total assets in debt securities. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective by offering the potential for long-term capital growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. The fund's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Derivatives
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management were approximately $151 billion worldwide, including over $35 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.



Portfolio management
Day to day management of the fund's portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. The team manages other Pioneer funds investing primarily in international securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited
(PIML).

Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.




Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 1.00% of the fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% on assets over $500 million. The fee is computed daily and paid monthly.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. The fund may value securities using their fair value in some circumstances, pursuant to procedures approved by the fund's trustees. Fair value is the valuation of a security determined on the basis of factors in addition to market value.

When valuing fixed income securities with remaining maturities of more than 60 days, the fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. The fund also may use the fair value of a security, including a non-U.S. security, when closing prices are not available or Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

The fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines it net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.


You buy or sell Class Y shares at the share price.

Distribution of Class Y shares
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Buying, exchanging and selling shares

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Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Opening your account
If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-888-294-4480

Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.


When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-888-294-4480 between 9:00 a.m. and 6:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the

Buying, exchanging and selling shares

fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount
Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Waivers of the minimum investment amount
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor.

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

(f) The investment is made by another Pioneer fund.


Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your Class Y shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 worth of shares and
  - Want the sale proceeds sent to an address other than your bank account of record or
  - Want the sale proceeds to be made payable to someone other than the account's record owners or
  - The account registration, address of record or bank account of record has changed within the last 30 days
o Are selling or exchanging over $5 million worth of shares
o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying shares

In writing, by mail or by fax
You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By phone or wire

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028
For further credit to: Shareholder Name
                       Existing Pioneer Account No.
                       Pioneer International Value Fund

Through your investment firm

Consult your investment professional for more information.

Buying, exchanging and selling shares

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The dollar amount or number of Class Y shares you are exchanging

By phone or wire

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o You can provide the proper account identification information

Through your investment firm

Consult your investment professional for more information about exchanging your shares.

Selling shares

In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

By phone or wire

By phone
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm

Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 6:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-888-294-4480

To use FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerfunds.com

By fax
Fax your exchange and sale requests to:
1-888-294-4485

Excessive trading
The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

--------------------------------------------------------------------------------
Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Account options

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Shareowner services
Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies
Signature guarantees and other requirements
You are required to obtain a signature guarantee when you are:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.



All Pioneer funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted.


Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Redemption fee
If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sale proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

This fee is payable to the fund and is not a deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. The funds will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the fee will be charged. Therefore, the fund will first process any shares that are not subject to the fee.

Buying, exchanging and selling shares

The fee does not apply to shares purchased by reinvesting dividend or capital gain distributions, to systematic withdrawal plan transactions or to transactions made through SIMPLE IRA accounts, employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code, or employee benefit plans. The fee also does not apply to redemptions by the fund of accounts below the minimum account size and may not apply to transactions made through an omnibus account. The fund may waive the fee if your sale results from certain hardship situations including death, disability or a natural disaster.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone access
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Other policies
The fund and the distributor reserve the right to:
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes
For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance.

The table below helps you understand the financial results of the Class A shares of the fund. Class A share information is presented because Class Y shares are a newly offered class of shares with no operating history. Class Y shares will have different performance and different annual operating expenses.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in Class A shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended November 30, 2002 and 2003 has been audited by Ernst & Young LLP, the fund's independent auditors, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal years ended November 30, 1999 through 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Financial highlights

Pioneer International Value Fund

Class A shares

                                                      Year ended November 30
                                   -------------------------------------------------------------
                                     2003        2002         2001         2000           1999
------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                        $  11.86    $  13.30     $  17.87     $  21.14       $  17.14
                                   -------------------------------------------------------------
Increase (decrease) from invest-
  ment operations:
  Net investment income (loss)     $   0.01    $  (0.01)    $  (0.06)    $   0.00(a)    $  (0.09)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                        1.85       (1.43)       (4.40)       (3.27)          4.29
                                   -------------------------------------------------------------
Net increase (decrease) from
  investment operations            $   1.86    $  (1.44)    $  (4.46)    $  (3.27)      $   4.20
Distributions to shareowners:
  Net investment income                  --          --        (0.11)          --          (0.13)
  Tax return of capital                  --          --           --           --          (0.07)
                                   -------------------------------------------------------------
Net increase (decrease) in
  net asset value                  $   1.86    $  (1.44)    $  (4.57)    $  (3.27)      $   4.00
                                   -------------------------------------------------------------
Net asset value, end of period     $  13.72    $  11.86     $  13.30     $  17.87       $  21.14
                                   =============================================================
Total return*                         15.68%     (10.83)%     (25.12)%     (15.47)%        24.77%
Ratio of net expenses to average
  net assets+                          2.36%       2.18%        2.00%        1.71%          1.89%
Ratio of net investment income
  (loss) to average net assets+        0.08%      (0.15)%      (0.42)%      (0.45)%        (0.27)%
Portfolio turnover rate                 101%         34%          31%          46%            90%
Net assets, end of period
  (in thousands)                   $107,260    $100,287     $123,854     $194,304       $289,291
Ratios with reduction for fees
  paid indirectly:
  Net expenses                         2.35%       2.17%        1.99%        1.69%          1.88%
  Net investment income (loss)         0.09%      (0.14)%      (0.41)%      (0.43)%        (0.26)%
------------------------------------------------------------------------------------------------

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

                           This page for your notes.

                           This page for your notes.

Pioneer
International Value Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-07318)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street                                                15915-00-0604
Boston, MA 02109                         (C)2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC